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                                                                   Exhibit 10.13

                      THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made this 29/th/ day of January, 2001, by and among FISHER COMPANIES INC. ("Borrower"), and BANK OF AMERICA, N.A., formerly known as Bank of America National Trust and Savings Association, and U.S. BANK NATIONAL ASSOCIATION (each individually a "Bank" and collectively the "Banks") and BANK OF AMERICA, N.A., formerly known as Bank of America National Trust and Savings Association, as agent for Banks ("Agent").

                                   Recitals

     A. Borrower, Banks and Agent are parties to that certain Credit Agreement dated as of May 26, 1998 (as amended from time to time, the "Credit Agreement") and the related Loan Documents described therein.

     B. Borrower requested that Banks extend to January 31, 2002 the date on which Borrower is required to give notice of its request to extend the date on which Banks' commitment to lend under the Credit Agreement shall terminate, which Banks have agreed to do on the terms and conditions which follow.

     NOW THEREFORE, the parties agree as follows:

                                   Agreement

1.   Definitions

     Capitalized terms used herein and not otherwise defined shall have the meanings given in the Credit Agreement.

2.   Amendment to Credit Agreement

     In Article 1, the definition of "Termination Date" is amended and restated to read as follows:

          1.32  Termination Date shall mean March 31, 2003, or such earlier
                ----------------
     date upon which Banks' commitment to lend is terminated pursuant to Subsection 10.2(a); provided, that Borrower may request Banks to extend the Termination Date by giving written notice of such request to Agent by January 31, 2002, which must indicate whether such request is for a one-year or two-year extension. Banks shall give their response to such request by March 31, 2002. Upon the mutual written consent of Agent and all Banks, which any one or more of them may withhold in their sole discretion, such extension shall be granted upon payment of a fee of $75,000 for an extension of one year or $100,000 for an extension of two years.
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3.   Conditions to Effectiveness

     Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

     3.1  Delivery of Amendment

     Borrower, Agent and each Bank shall have executed and delivered counterparts of this Amendment to Agent;

     3.2  Consent of Guarantors

     Fisher Broadcasting Inc., Fisher Mills Inc. and Fisher Properties Inc. shall each have executed the subjoined Guarantors' Consent;

4.   No Further Amendment

     Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force an effect and the parties hereby ratify their respective obligations thereunder.

5.   Miscellaneous

     5.1  Entire Agreement

     This Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supercedes all prior oral or written agreements, representations or commitments.

     5.3  Counterparts

     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, an all of which taken together shall constitute one and the same Amendment.

     5.3  Governing Law

     This Amendment and the rights and obligations of the parties hereto shall be construed and interpreted in accordance with the internal laws of the State of Washington.

     5.4  Oral Agreements Not Enforceable

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

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     EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.


Borrower:                                     Agent:

FISHER COMPANIES INC.                         BANK OF AMERICA, N.A.


By _______________________________            By _______________________________
Title ____________________________            Title ____________________________

Banks:

BANK OF AMERICA, N.A.                         U.S. BANK NATIONAL ASSOCIATION


By _______________________________            By _______________________________
Title ____________________________            Title ____________________________

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